UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 18, 2024 (December 17, 2024)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 17, 2024, Prospect Capital Corporation (the “Company”) held its Annual Meeting of Stockholders virtually (the “Annual Meeting”).  At the Annual Meeting, the Company’s common and preferred stockholders voted on one proposal.  The proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2024.

As of September 18, 2024, there were 432,925,834 shares of the Company's common stock outstanding, 28,270,359 shares of the Company’s 5.50% Series A1 Preferred Stock outstanding, 164,000 shares of the Company’s 5.50% Series A2 Preferred Stock outstanding, 5,251,157 shares of the Company’s 5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock outstanding, 1,409,007 shares of the Company’s 5.50% Series M1 Preferred Stock outstanding, 24,609,888 shares of the Company's 6.50% Series A3 Preferred Stock outstanding, 3,025,020 shares of the Company's 6.50% Series M3 Preferred Stock outstanding, 5,553,580 shares of the Company’s Floating Rate Series A4 Preferred Stock outstanding, and 1,830,525 shares of the Company’s Floating Rate Series M4 Preferred Stock outstanding. Each share of common or preferred stock was entitled to one vote on the each matter to be voted on at the Annual Meeting. The final voting results from the Annual Meeting were as follows:

Proposal 1.      The Company’s stockholders elected two Class II directors of the Company. M. Grier Eliasek and Andrew C. Cooper shall serve as Class II directors until the annual meeting of stockholders of the Company in 2027 or, in each case, until his successor is duly elected and qualifies or until his earlier resignation, removal from office, death or incapacity.  The directors were re-elected pursuant to the voting results set forth below:

Name	For	Against	Abstained	Broker Non-Votes
M. Grier Eliasek	257,232,737	21,661,772	7,180,119	—
Andrew C. Cooper	255,504,967	23,235,681	7,333,980	—

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  December 18, 2024

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